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                                                                  Exhibit 10.1.4

                      SIXTH AMENDMENT TO CREDIT AGREEMENT


                 THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of September 30, 1994, between RYKOFF-SEXTON, INC., a Delaware corporation, ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("Bank").

                 WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of October 25, 1993, as amended by a First Amendment dated as of December 29, 1993, a Second Amendment dated as of March 18, 1993, a Third Amendment dated as of April 15, 1994, a Fourth Amendment dated as of April 30, 1994, and a Fifth Amendment ("Fifth Amendment") dated as of August 29, 1994 (the "Agreement");

                 WHEREAS, Borrower and Bank desire to modify and amend certain of the terms and provisions of the Agreement;

                 NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, Borrower and Bank do hereby mutually agree as follows:

                 1. To correct a typographical error in the Fifth Amendment, in Section 1, in the definition "Availability Period", the date "September 30, 1994," is deleted and the date "August 31, 1996," substituted in its stead.

                 2. In Section 1, in the definition "LC Availability Period", the date "September 30, 1994," is deleted and the date "August 31, 1996," substituted in its stead.

                 3. In Section 2.1, the amount "One Hundred Twenty Million Dollars ($120,000,000)" is deleted and the amount "One Hundred Twenty-Five Million Dollars ($125,000,000)" substituted in its stead.

                 4. In Section 2.1(b) the amount "Twenty Million Dollars ($20,000,000)" is deleted and the amount "Twenty Five Million Dollars ($25,000,000)" substituted in its stead.

                 5. In Section 2.7(c) the percentage "one and one quarter (1.25) percentage points" is deleted and the percentage "one (1.00) percentage point" substituted in its stead.

                 6. Section 2.3(c) is amended and restated in its entirety as follows:

                                  "(c)     The outstanding principal balance of
                 each Offshore Rate related Advance shall bear interest until payment is due at a rate per annum equal to the Offshore Rate plus one (1.0) percentage point; provided, however, that if Borrower's Fixed Charge Coverage equals or exceeds one and forty-five hundredths (1.45) for the most recent twelve (12) month accounting period on a rolling four (4) quarter basis, then at a rate per annum equal to the Offshore Rate plus three-quarters (.75) of a percentage point."





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                 7.       Section 2.4(c) is amended and restated in its
                          entirety as follows:

                                  "(c)     The outstanding principal balance of
                 each CD Rate related Advance shall bear interest until payment is due at a rate per annum equal to the CD Rate plus one and one eighth (1.125) of a percentage point; provided, however, that if Borrower's Fixed Charge Coverage equals or exceeds one and forty-five hundredths (1.45) for the most recent twelve
                 (12) month accounting period on a rolling four (4) quarter basis, then at a rate per annum equal to the CD Rate plus seven eighths (.875) of a percentage point."

                 8. Section 2.5(c) is amended and restated in its entirety as follows:

                                  "(c)     The outstanding principal balance of
                 each Fixed Rate Advance shall bear interest until payment is due at a rate per annum equal to the Fixed Rate."

                 Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

                 In all other respects, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

                 All capitalized terms used herein are defined as in the Agreement.

                 IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

                                               RYKOFF-SEXTON, INC.


                                               By:       RICHARD J. MARTIN
                                                  -----------------------------
                                                         Richard J. Martin
                                                   Senior Vice President & CFO


                                               BANK OF AMERICA NATIONAL
                                               TRUST AND SAVINGS ASSOCIATION


                                               By:        MARK J. GLASKY
                                                  -----------------------------
                                                          Mark J. Glasky
                                                          Vice President





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